--------------------------------------------------------------------------------
                                                  WEITZ SERIES FUND, INC.

                                                   VALUE PORTFOLIO

                                                     SEMI-ANNUAL

                                                       REPORT

                                                    SEPTEMBER 30, 1997

                                               ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                OMAHA, NEBRASKA 68124-6008

                                                       402-391-1980
                                                       800-232-4161
                                                     402-391-2125 FAX

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table below shows how an investment of $25,000 in the Value Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Value Portfolio for the one, five and ten year periods ended September 30, 1997, calculated in accordance with SEC standardized formulas.

                   VALUE OF      VALUE OF      VALUE OF
                    INITIAL     CUMULATIVE    CUMULATIVE     TOTAL      ANNUAL
                    $25,000    CAPITAL GAIN   REINVESTED    VALUE OF    RATE OF
PERIOD ENDED      INVESTMENT   DISTRIBUTIONS   DIVIDENDS     SHARES     RETURN
----------------  -----------  -------------  -----------  ----------  ---------

May 9, 1986        $  25,000            --            --   $   25,000         --
Dec. 31, 1986         25,863            --            --       25,863        3.5%+
Dec. 31, 1987         24,253           264         1,205       25,722       -0.5
Dec. 31, 1988         27,430           299         2,223       29,952       16.5
Dec. 31, 1989         30,763         2,103         3,701       36,567       22.1
Dec. 31, 1990         28,040         2,112         4,500       34,652       -5.2
Dec. 31, 1991         33,940         3,811         6,475       44,226       27.6
Dec. 31, 1992         36,350         6,019         7,884       50,253       13.6
Dec. 31, 1993         42,010         9,114         9,199       60,323       20.0
Dec. 31, 1994         36,075        10,414         7,899       54,388       -9.8
Dec. 31, 1995         45,955        17,447        11,855       75,257       38.4
Dec. 31, 1996         51,478        24,054        13,792       89,324       18.7
Sept. 30, 1997        62,193        35,942        17,163      115,298       29.1++

The portfolio's average annual total return for the one, five and ten year periods ending September 30, 1997, was 37.2%, 20.0%, and 15.3%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $23,907, and the total amount of income distributions reinvested was $8,913. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from the Weitz Funds at the address listed on the front cover.

+ Return is for the seven month period 5/9/86 through 12/31/86
++Return is for the nine month period 1/1/97 through 9/30/97

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                    SEPTEMBER 30, 1997 - SEMI-ANNUAL REPORT

                                                          October 5, 1997

Dear Fellow Shareholder:

      The 3rd quarter was another good one for the Value Portfolio. Our total return (income plus appreciation, after deducting expenses) was +11.0%. This brings our gain for the first 9 months of 1997 to +29.1%. This compares to S&P 500 index returns of +7.5% for the quarter and +29.6% for the first 9 months of 1997.

      More significantly, the fund has grown at an average annual rate of 20.0% over the past 5 years, and by 15.3% per year over the past 10 years. The Value Portfolio's 10-year return ranks 8th of 129 Growth and Income funds, based on total return data compiled by Lipper Analytical Services, Inc. for the 10-year period from 9/30/87 to 9/30/97*. The table on page 1 shows that an initial investment of $25,000 when the fund was started in 1986 would have grown to $115,298 by September 30, 1997. (Past performance is no guarantee of future success.)

PORTFOLIO REVIEW

      Our portfolio does not change much from quarter to quarter, so the reasons for the good 3rd quarter results will sound familiar:

(1) Cable television and cellular telephone companies account for over a third of our portfolio and both have been enjoying a period of rediscovery by Wall Street this year. The companies' business characteristics, asset values, and growth prospects have been good for years, but investor perceptions have improved dramatically this year and several of the stocks are up 50-75% from their lows.

(2) Banks and other financial service stocks have been strong for several years and they continued to contribute to our performance. In fact, several of these companies have become very popular, and I have sold the ones that seemed most expensive.

*According to Lipper Analytical Services, the Value Portfolio was ranked 76 of 225 and 227 of 576 among Growth and Income funds for the five-year period and one-year period ended September 30, 1997, respectively.

(3) Two more of our companies, Protection One and Katz Media, received takeover bids at premium prices. Losing a promising investment to an acquirer is a mixed blessing, but it usually offers the consolation of a short-term windfall.

(4) Two of our companies are using corporate restructurings to draw attention to undervalued assets. Telecommunications, Inc. has divided its businesses among five separately traded public entities, and the result has been a significantly higher aggregate stock value. Seafield Capital is a holding company which we bought at an average price of about $35 per share because it proposed to distribute securities with a value of about $50. We are in the final stages of the restructuring, and it appears that the value of the distributions will be closer to $75 per original Seafield share.

THE OUTLOOK FOR OUR PORTFOLIO -- PRICE VS. VALUE

      Value investing is about buying stocks for less than they are worth and selling them for full value, or with luck, for more than they are worth. Stock prices in general have risen sharply in recent years, and bargains are fewer and farther between. Certain categories of stocks seem to be particularly expensive, and there is a pervasive optimistic complacency among "investors" that makes me, and many clients, uneasy. In the context of this relatively expensive market, it is reasonable to ask, "Should I get out of the market altogether?" and "What is realistic to hope for from this portfolio?"

      Selling stocks when they are "high" and buying them back in when they are "low" is a great idea, except that, in my opinion, it cannot be done consistently and profitably. Getting the timing right is very difficult. There were very logical reasons to sell when the Dow reached 5000 -- or 6000 -- or 7000. Yet here we are at Dow 8000. Stock prices respond to cash flows into and out of the stock market that are absolutely unpredictable. Even if we could get the timing right, transaction costs, limited liquidity of many stocks, and (for some) tax considerations make market timing impractical.

      So, in spite of the fact that investment conditions are less than ideal, the reasons I feel very comfortable having over 80% of my liquid net worth invested in my firm's stock funds are:

(1) Stocks are not all alike, and while some are over-valued, others are under-valued. I believe that if we could own 100% of each of our companies at today's stock prices, we would have terrific investments over the next 5, 10, or 15 years;

(2) Some of our stocks have "defensive" characteristics, such as very high dividends, which may insulate them from general market trauma. For example, Redwood Trust is a mortgage real estate investment trust which owns a portfolio of high quality mortgages and passes through its earnings in the form of a dividend. Redwood sells at about $30, should pay a dividend of $2.70-3.00 in 1998 (9-10% yield), and the dividend is likely to grow at 10-20% per year. These stocks have the potential to earn very solid returns regardless of what the Dow or S&P do;

(3) Although our portfolio is allowed to be fully invested in stocks, we currently own U.S. Treasury securities and other bonds and preferred stocks equal to 12% of our fund's assets. Also, about 5% of our fund is invested in stocks (NHP and CommNet) which are in the final stages of being acquired. Assuming the transactions close, these holdings represent "cash equivalents." These "reserves" have not helped our performance in this period of double-digit returns, but they provide a hedge against a severe correction and they represent buying power for future opportunities.

      Stock investing is more art than science, and the timing of returns is unpredictable. It has been a long time since the general market declined by a significant amount, and a 20-30% "correction" would be perfectly normal. However, I feel very good about our companies, and I am optimistic about the long-term performance of our portfolio.

FAREWELL TO ERIC -- WELCOME TO MARY JEWELL

      Eric Ball joined us last year to help clients with their investment questions and financial planning. We and our clients enjoyed working with him. But Eric's first love is portfolio management, and this summer he received the offer he could not refuse. So, he has left us to help manage a private hedge fund, and we wish him the very best.

      In looking for a replacement for Eric, we asked lawyers, accountants, bankers, and clients for the names of the investment professionals they admired, trusted, and liked to work with. We talked to several people, none of whom were looking for a new job, and have hired Mary Jewell. Mary is a graduate of Creighton Law School, and comes to us after 12 years in the trust department of a major bank. She is available to talk to retirement plan participants or individual shareholders about personal financial planning, asset allocation, or any other questions you may have. Her job is to make your financial life easier, so please feel free to call her and introduce yourself. I think you will enjoy working with her.

                                                      Best regards,

                                                      /s/ Wallace R. Weitz
                                                      --------------------
                                                      Wallace R. Weitz
                                                      President, Portfolio
                                                      Manager

SHAREHOLDER VOTE

      On June 2, 1997, a special meeting of the shareholders of Weitz Series Fund, Inc. (The "Fund"), consisting of the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio and the Hickory Portfolio (each, a "Portfolio") was held at which the following proposals were approved by the shareholders:

     PROPOSAL 1: TO ELECT SIX MEMBERS OF THE BOARD OF DIRECTORS OF THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                            FOR       AGAINST/WITHHELD  ABSTAIN/BROKER NON-VOTES
                                       -------------  ----------------  -------------------------
Wallace R. Weitz.....................     15,502,256        109,974                     0
John W. Hancock......................     15,491,314        120,916                     0
Richard D. Holland...................     15,501,594        110,636                     0
Thomas R. Pansing Jr.................     15,499,945        112,285                     0
Delmer L. Toebben....................     15,490,181        122,049                     0
Lorraine Chang.......................     15,494,823        117,407                     0

     PROPOSAL 2: TO RATIFY THE SELECTION OF MCGLADREY & PULLEN, LLP, AS INDEPENDENT AUDITORS FOR THE FUND. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                            FOR       AGAINST/WITHHELD   ABSTAIN/BROKER NON-VOTES
                                       -------------  -----------------  ------------------------
                                          15,253,977         35,308                322,945

     PROPOSAL 3: TO AMEND THE BYLAWS OF THE FUND TO CONFORM THE REQUIREMENTS THEREIN RELATING TO ELECTION OF THE BOARD OF DIRECTORS BY THE SHAREHOLDERS TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940. (SHAREHOLDERS OF ALL PORTFOLIOS VOTING)

                                            FOR       AGAINST/WITHHELD   ABSTAIN/BROKER NON-VOTES
                                       -------------  -----------------  ------------------------
                                          15,212,675         17,225                382,330

     PROPOSAL 4: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE PORTFOLIO TO ELIMINATE THE RESTRICTION WHICH PROHIBITS THE PORTFOLIO'S USE OF CERTAIN INVESTMENT TECHNIQUES SUCH AS SHORT SALES AND PUT AND CALL OPTIONS. (SHAREHOLDERS OF VALUE PORTFOLIO VOTING)

                                            FOR      AGAINST/WITHHELD  ABSTAIN/BROKER NON-VOTES
                                        -----------  ----------------  ------------------------
                                          6,950,258        360,699               225,645

     PROPOSAL 5: TO AMEND THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE VALUE PORTFOLIO TO ELIMINATE THE RESTRICTION RELATING TO INVESTING IN THE SECURITIES OF OTHER INVESTMENT COMPANIES. (SHAREHOLDERS OF VALUE PORTFOLIO VOTING)

                                            FOR      AGAINST/WITHHELD  ABSTAIN/BROKER NON-VOTES
                                        -----------  ----------------  ------------------------
                                          7,127,897        145,719               262,986

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              COMMON STOCKS -- 88.0%
              BANKING -- 3.2%
      40,000  Wells Fargo & Co.                                                  $  6,278,603      $ 11,000,000
                                                                                 ------------      ------------

              CABLE TELEVISION -- 17.3%
     271,500  Adelphia Communications Corp. CL A*                                   2,161,718         3,291,938
   1,322,000  Century Communications Corp. CL A*                                    7,773,794        10,080,250
      52,000  Comcast UK Cable Partners Limited CL A                                  653,976           533,000
     730,000  Comcast Corp. Special CL A                                           11,502,098        18,797,500
     538,862  Tele-Communications, Inc. CL A*                                       7,754,511        11,046,671
     694,000  U.S. West Media Group*                                               12,642,948        15,484,875
                                                                                 ------------      ------------
                                                                                   42,489,045        59,234,234
                                                                                 ------------      ------------
              CONSUMER PRODUCTS AND SERVICES -- 4.0%
     135,000  American Classic Voyages Co.*                                         1,296,363         2,362,500
       4,875  Lady Baltimore Foods, Inc.                                              227,781           242,531
     300,000  Protection One, Inc.*                                                 2,562,611         5,493,750
     220,000  Seafield Capital Corp.                                                6,380,185         5,500,000
                                                                                 ------------      ------------
                                                                                   10,466,940        13,598,781
                                                                                 ------------      ------------
              FEDERAL AGENCIES -- 4.9%
     120,000  Federal Home Loan Mortgage Corp.                                        679,347         4,230,000
     100,000  Federal National Mortgage Association                                 1,768,575         4,700,000
      50,000  Student Loan Marketing Association                                    1,837,925         7,725,000
                                                                                 ------------      ------------
                                                                                    4,285,847        16,655,000
                                                                                 ------------      ------------
              FINANCIAL SERVICES -- 5.6%
      22,000  American Capital Strategies, LTD.*                                      330,000           440,000
      80,000  American Express Co.                                                  2,381,346         6,550,000
         110  Berkshire Hathaway, Inc.*                                               640,550         4,928,000
     128,000  Capital One Financial Corp.                                           3,107,958         5,848,000
      40,000  Imperial Credit Industries, Inc.*                                       550,000         1,060,000
      30,000  PS Group, Inc.*                                                         188,125           406,875
                                                                                 ------------      ------------
                                                                                    7,197,979        19,232,875
                                                                                 ------------      ------------
              INFORMATION AND DATA PROCESSING -- 1.9%
     142,100  BRC Holdings, Inc.*                                                   3,457,554         5,435,325
     210,000  Intelligent Systems Corp.*                                              447,971         1,233,750
                                                                                 ------------      ------------
                                                                                    3,905,525         6,669,075
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              MEDIA AND ENTERTAINMENT -- 14.1%
      13,590  Chris-Craft Industries, Inc.*                                      $    553,493      $    716,023
      57,200  Daily Journal Corp.*                                                  1,254,216         2,616,900
     300,000  Gabelli Global Multimedia Trust, Inc.                                 2,071,150         2,568,750
     135,000  TCI Satellite Entertainment CL A*                                     1,509,907         1,020,938
     680,000  Tele-Communications Liberty Media CL A*                              11,369,036        20,357,500
     308,138  Tele-Communications TCI Ventures Group A                              4,434,259         6,355,346
      50,000  Time Warner, Inc.                                                     1,267,265         2,709,375
     321,000  Valassis Communications, Inc.*                                        5,004,200        10,231,875
      20,000  Walt Disney Co.                                                       1,098,642         1,613,750
                                                                                 ------------      ------------
                                                                                   28,562,168        48,190,457
                                                                                 ------------      ------------
              MORTGAGE BANKING -- 5.2%
     300,000  Countrywide Credit Industries, Inc.                                   4,656,092        10,931,250
      75,000  Long Beach Financial Corp.*                                             487,500         1,017,187
      25,000  New Century Financial Corp.*                                            275,000           426,563
     428,058  Resource Bancshares Mtg. Grp., Inc.                                   5,008,501         5,591,508
                                                                                 ------------      ------------
                                                                                   10,427,093        17,966,508
                                                                                 ------------      ------------
              REAL ESTATE AND CONSTRUCTION -- 7.8%
     115,000  Catellus Development Corp.*                                             671,575         2,386,250
      90,000  Forest City Enterprises, Inc. CL A                                    2,159,453         5,175,000
     540,000  NHP, Inc.*+                                                           8,494,395        15,255,000
     300,500  Presley Companies CL A*                                                 418,231           262,937
      68,100  SLH Corp.*                                                              434,705         3,592,275
                                                                                 ------------      ------------
                                                                                   12,178,359        26,671,462
                                                                                 ------------      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 9.8%
      98,800  First Washington Realty Trust, Inc.                                   1,503,405         2,432,950
     150,000  Hanover Capital Mortgage Holdings, Inc.***                            2,250,000         2,568,750
     185,000  NovaStar Financial, Inc.**                                            2,775,000         2,775,000
     727,627  Redwood Trust, Inc.                                                  17,572,751        22,101,670
     175,000  Thornburg Mortgage Asset Corp.                                        3,174,637         3,675,000
                                                                                 ------------      ------------
                                                                                   27,275,793        33,553,370
                                                                                 ------------      ------------
              TELECOMMUNICATIONS -- 14.2%
     640,000  360 Communications Co.*                                              12,910,370        13,360,000
     210,000  Airtouch Communications, Inc.*                                        6,033,127         7,441,875
     485,000  Corecomm, Inc.*                                                      10,746,433         8,002,500
     785,000  Centennial Cellular Corp. CL A*                                      11,573,473        13,443,125
      82,800  CommNet Cellular, Inc.*                                               2,204,647         2,903,175
      80,000  Telephone and Data Systems, Inc.                                      2,966,739         3,595,000
                                                                                 ------------      ------------
                                                                                   46,434,789        48,745,675
                                                                                 ------------      ------------
              Total Common Stocks                                                 199,502,141       301,517,437
                                                                                 ------------      ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                          COST             VALUE
  ----------                                                                     ------------      ------------
              NON-CONVERTIBLE PREFERRED STOCKS -- 1.4%
      10,000  Community Bank 13% Pfd. Series B                                   $    257,550      $    275,000
      15,000  Crown American Realty Trust 11% Pfd. Series A                           750,000           802,500
      30,000  Prime Retail, Inc. 10.5% Pfd. Series A                                  645,000           802,500
      69,941  Riggs National Corp. 10.75% Pfd. Series B                             1,852,839         2,002,061
      34,000  River Bank America 15.0% Pfd. Series A                                  845,750           782,000
                                                                                 ------------      ------------
              Total Non-Convertible Preferred Stocks                                4,351,139         4,664,061
                                                                                 ------------      ------------

     FACE
    AMOUNT
  ----------
              CORPORATE BONDS -- 0.7%
   $ 500,000  Salomon, Inc. Notes 7.125% 8/01/99                                      500,000           507,902
     750,000  Local Financial Corp. 11.0% 9/08/04                                     750,000           787,500
   1,000,000  Dime Savings 10.5% 11/15/05                                           1,047,759         1,077,500
                                                                                 ------------      ------------
              Total Corporate Bonds                                                 2,297,759         2,372,902
                                                                                 ------------      ------------

              U.S. GOVERNMENT AND AGENCY SECURITIES -- 6.2%
     750,000  U.S. Treasury Note 6.0% 5/31/98                                         749,010           751,875
   4,750,000  Federal Natl. Mtg. Assn. 6.625% 7/12/00                               4,750,635         4,825,703
   2,000,000  Federal Home Loan Bank 7.0% 5/28/02                                   2,011,808         2,013,438
   2,000,000  Federal Home Loan Bank 6.55% 11/15/02                                 2,000,000         1,997,290
   6,000,000  Federal Home Loan Bank 0.0% 1/21/03                                   4,166,350         4,177,148
   3,000,000  Federal Natl. Mtg. Assn. 7.54% 6/04/04                                3,013,565         3,020,625
   2,500,000  Federal Natl. Mtg. Assn. 7.55% 6/10/04                                2,498,685         2,544,141
   1,000,000  Federal Home Loan Bank 6.44% 11/28/05                                 1,001,285         1,009,219
   1,000,000  Federal Natl. Mtg. Assn. 7.44% 11/06/06                               1,003,675         1,000,156
                                                                                 ------------      ------------
              Total U.S. Government and Agency Securities                          21,195,013        21,339,595
                                                                                 ------------      ------------

              SHORT-TERM SECURITIES -- 4.4%
  10,442,919  Norwest U.S. Government Money Market Fund                            10,442,919        10,442,919
   2,750,000  Federal Home Loan Bank Discount Note 10/15/97                         2,744,246         2,743,641
   1,950,000  U.S. Treasury Bill 1/08/98                                            1,922,685         1,922,862
                                                                                 ------------      ------------
              Total Short-Term Securities                                          15,109,850        15,109,422
                                                                                 ------------      ------------
              Total Investments in Securities                                    $242,455,902       345,003,417
                                                                                 ------------      ------------
                                                                                 ------------
              Securities Sold Short -- (3.5%)                                                       (12,189,125)
              Other Assets Less Liabilities -- 2.8%                                                   9,626,534
                                                                                                   ------------
                      Total Net Assets -- 100%                                                     $342,440,826
                                                                                                   ------------
                                                                                                   ------------
                      Net Asset Value Per Share                                                    $     24.877
                                                                                                   ------------
                                                                                                   ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

    SHARES
   OR UNITS                                                                        PROCEEDS           VALUE
  ----------                                                                     ------------      ------------
              SECURITIES SOLD SHORT
     338,000  Apartment Investment & Management Co.+                             $ 10,673,938      $ 12,189,125
                                                                                 ------------      ------------
                                                                                 ------------      ------------

+A company named Aimco is scheduled to acquire NHP, Inc. ("NHP") in the 4(th) quarter of 1997. As part of the acquisition, NHP shareholders are expected to receive approximately .75 share of Apartment Investment & Management Co. ("AIV") for each share of NHP. AIV has been sold short in anticipation of receipt of AIV shares in exchange for NHP shares currently owned by the Value Portfolio. *Non-income producing
**This restricted security, exempt from registration under the Securities Act of 1933, was purchased in a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors or certain accredited investors.
***One unit consists of one share of common stock and one stock purchase warrant.

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

Assets:
    Investment in securities at value (cost $242,455,902)                         $345,003,417
    Receivable for securities sold                                                     886,896
    Accrued interest and dividends receivable                                          938,604
    Deposits with brokers for securities sold short                                 10,501,907
    Prepaid expenses                                                                    24,107
                                                                                  ------------
            Total assets                                                           357,354,931
                                                                                  ------------

Liabilities:
    Due to adviser                                                                     324,172
    Payable for securities purchased                                                 2,398,500
    Securities sold short, at value (proceeds received $10,673,938)                 12,189,125
    Other expenses                                                                       2,308
                                                                                  ------------
            Total liabilities                                                       14,914,105
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $342,440,826
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                          13,765
    Additional paid-in capital                                                     226,797,863
    Accumulated undistributed net investment income                                    762,785
    Accumulated undistributed net realized gains                                    13,834,085
    Net unrealized appreciation (note 5)                                           101,032,328
                                                                                  ------------
            Net assets                                                            $342,440,826
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding capital stock
 (13,765,107 shares outstanding)                                                  $     24.877
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                            STATEMENT OF OPERATIONS
                      SIX MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

Investment income:
    Dividends                                                                     $ 1,662,998
    Interest                                                                        1,148,731
                                                                                  -----------
        Total investment income                                                     2,811,729
                                                                                  -----------

Expenses (note 3):
    Investment advisory fee                                                         1,540,614
    Administrative fee                                                                284,485
    Directors fees                                                                      7,327
    Dividends on securities sold short                                                 83,712
    Other expenses                                                                    132,839
                                                                                  -----------
            Total expenses                                                          2,048,977
                                                                                  -----------

        Net investment income                                                         762,752
                                                                                  -----------

Realized and unrealized gain on investments:
    Realized gain on investments                                                   13,834,121
    Net unrealized appreciation of investments                                     57,817,413
                                                                                  -----------
        Net realized and unrealized gain on investments                            71,651,534
                                                                                  -----------

        Net increase in net assets resulting from operations                      $72,414,286
                                                                                  -----------
                                                                                  -----------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                SIX MONTHS ENDED
                                                                                 SEPT. 30, 1997      YEAR ENDED
                                                                                   (UNAUDITED)     MARCH 31, 1997
                                                                                -----------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                    $       762,752    $  2,339,666
        Net realized gain                                                             13,834,121      22,078,674
        Net unrealized appreciation                                                   57,817,413       8,381,030
                                                                                -----------------  --------------
            Net increase in net assets resulting from operations                      72,414,286      32,799,370
                                                                                -----------------  --------------

    Distributions to shareholders from:
        Net investment income                                                         (1,152,530)     (1,494,741)
        Net realized gain                                                            (15,861,434)    (13,158,732)
                                                                                -----------------  --------------
            Total distributions                                                      (17,013,964)    (14,653,473)
                                                                                -----------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                           22,155,589     102,398,781
        Payments for redemptions                                                     (27,384,862)    (29,748,582)
        Reinvestment of distributions                                                 16,672,402      14,292,423
                                                                                -----------------  --------------
            Total increase from capital share transactions                            11,443,129      86,942,622
                                                                                -----------------  --------------
            Total increase in net assets                                              66,843,451     105,088,519
                                                                                -----------------  --------------

Net assets:

    Beginning of period                                                              275,597,375     170,508,856
                                                                                -----------------  --------------

    End of period                                                                $   342,440,826    $275,597,375
                                                                                -----------------  --------------
                                                                                -----------------  --------------

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Value Portfolio and its predecessor outstanding throughout the periods indicated. On April 1, 1990, Weitz Value Fund, Inc. was merged into the Fund and renamed the Value Portfolio. Information prior to that date is for a share of the Weitz Value Fund, Inc.

                                                                         SIX MONTHS ENDED            YEAR ENDED MARCH 31,
                                                                          SEPT. 30, 1997      ----------------------------------
                                                                           (UNAUDITED)         1997     1996     1995     1994
                                                                        ------------------    -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF PERIOD:                                       $   20.988        $19.457  $15.552  $15.684  $15.526
                                                                              --------        -------  -------  -------  -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                          0.056          0.178    0.157    0.144    0.089
  Net gains or losses on securities
   (realized and unrealized)                                                     5.144          2.580    5.247    0.452    0.683
                                                                              --------        -------  -------  -------  -------
  Total from investment operations                                               5.200          2.758    5.404    0.596    0.772
                                                                              --------        -------  -------  -------  -------

LESS DISTRIBUTIONS:
  Dividends from net investment income                                          (0.089)        (0.125)  (0.418)      --   (0.023)
  Distributions from realized gains                                             (1.222)        (1.102)  (1.081)  (0.728)  (0.591)
                                                                              --------        -------  -------  -------  -------
  Total distributions                                                           (1.311)        (1.227)  (1.499)  (0.728)  (0.614)
                                                                              --------        -------  -------  -------  -------

NET ASSET VALUE, END OF PERIOD                                              $   24.877        $20.988  $19.457  $15.552  $15.684
                                                                              --------        -------  -------  -------  -------
                                                                              --------        -------  -------  -------  -------

TOTAL RETURN                                                                     26.6%++        14.3%    35.9%     4.1%     4.9%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)                                            $  342,441        $275,597 $170,509 $118,776 $103,840

Ratio of expenses to average net assets                                          1.27%*         1.29%    1.35%    1.42%    1.41%

Ratio of net investment income to average net assets                             0.49%*         0.93%    0.91%    1.06%    0.64%

Portfolio turnover rate                                                            16%            39%      40%      28%      23%

Average commission rate paid (per share)+                                   $   0.0519        $0.0476

                                                                         1993       1992       1991       1990       1989
                                                                        -------    -------    -------    -------    -------
NET ASSET VALUE, BEGINNING OF PERIOD:                                   $13.926    $12.842    $11.854    $11.772    $10.517
                                                                        -------    -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                                   0.221      0.360      0.319      0.421      0.335
  Net gains or losses on securities
   (realized and unrealized)                                              2.199      1.445      1.117      0.720      1.238
                                                                        -------    -------    -------    -------    -------
  Total from investment operations                                        2.420      1.805      1.436      1.141      1.573
                                                                        -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends from net investment income                                   (0.275)    (0.324)    (0.380)    (0.430)    (0.318)
  Distributions from realized gains                                      (0.545)    (0.397)    (0.068)    (0.629)        --
                                                                        -------    -------    -------    -------    -------
  Total distributions                                                    (0.820)    (0.721)    (0.448)    (1.059)    (0.318)
                                                                        -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD                                          $15.526    $13.926    $12.842    $11.854    $11.772
                                                                        -------    -------    -------    -------    -------
                                                                        -------    -------    -------    -------    -------
TOTAL RETURN                                                              18.3%      14.3%      12.6%       9.6%      15.2%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period ($000)                                        $67,617    $35,948    $27,503    $24,540    $16,394
Ratio of expenses to average net assets                                   1.35%      1.40%      1.49%      1.46%      1.50%
Ratio of net investment income to average net assets                      1.66%      2.75%      2.71%      3.71%      3.30%
Portfolio turnover rate                                                     23%        35%        29%        49%        25%
Average commission rate paid (per share)+

+ Required by regulations issued in 1995.
++ Not annualized
* Annualized

                See accompanying notes to financial statements.

                   WEITZ SERIES FUND, INC. -- VALUE PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1997
                                  (UNAUDITED)

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 1997, the Fund had four series: the Value Portfolio, the Fixed Income Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Value Portfolio (the "Portfolio").

    The Portfolio's investment objective is capital appreciation. The Portfolio intends to invest principally in common stocks, preferred stocks and a variety of securities convertible into equity such as rights, warrants, preferred stocks and convertible bonds. The following accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (A)VALUATION OF INVESTMENTS

       Investments are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

          - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

          - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Fund's Board of Directors or a committee of the Board.

       When the Portfolio writes a call option, an amount equal to the premium received by the Portfolio is included in the Portfolio's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sales price on the principal exchange on which such option is traded, or, in the absence of such sale, the latest ask quotation. When an option expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

       The risk in writing a call option is that the Portfolio gives up the opportunity of profit if the market price of the security increases. The Portfolio also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

    (B)FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (C)SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the security sold.

    (D)DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (E)USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

    (F)SECURITIES SOLD SHORT

       The Portfolio is engaged in selling securities short, which obligates the Portfolio to replace a security borrowed by purchasing the same security at the current market value. The Portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio would realize a gain if the price of the security declines between those dates.

       The Portfolio is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Portfolio will place in a segregated account a sufficient amount of cash and securities as required by applicable federal securities regulations in order to cover the transaction.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives an investment advisory fee equal to 1% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1.50% of the Portfolio's average annual daily net asset value. The expenses incurred by the Portfolio did not exceed the percentage limitation during the six months ended September 30, 1997.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the six months ended September 30, 1997, the fee was calculated at an average annual rate of .18% of the Portfolio's average daily net assets.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001. Thirty million of these shares have been authorized by the Board of Directors to be issued in the series designated Value Portfolio, of which 13,765,107 shares are outstanding at September 30, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                       SIX MONTHS ENDED
                                                                      SEPTEMBER 30, 1997    YEAR ENDED
                                                                         (UNAUDITED)      MARCH 31, 1997
                                                                      ------------------  --------------
Transactions in shares:
  Shares issued.....................................................          998,360         5,119,390
  Shares redeemed...................................................       (1,234,128)       (1,445,654)
  Reinvested dividends..............................................          869,804           694,076
                                                                           ----------     --------------
    Net increase....................................................          634,036         4,376,812
                                                                           ----------     --------------
                                                                           ----------     --------------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $49,326,080 and $46,900,570, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1997, the aggregate gross unrealized appreciation and depreciation were $109,387,075 and $8,354,747, respectively.

    Transactions relating to covered call options during the six months ended September 30, 1997, are summarized as follows:

                                                                                    NUMBER OF
                                                                                     OPTIONS      PREMIUM
                                                                                   -----------  -----------
Options written, beginning of period.............................................          --           --
Options written, during the period...............................................      10,000       48,448
Options exercised during the period..............................................     (10,000)     (48,448)
                                                                                   -----------  -----------
Options outstanding, end of period...............................................          --           --
                                                                                   -----------  -----------
                                                                                   -----------  -----------

--------------------------------------------------------------------------------
      WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  Lorraine Chang
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Value Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.